                                                                   EXHIBIT 10.21

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                         SUBSIDIARY GUARANTEE AGREEMENT

                           Dated as of March 16, 2004

                          -----------------------------

                                      among

                          SEABULK INTERNATIONAL, INC.,

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,

                              FORTIS CAPITAL CORP.,
             as Agent for the Counterparties to the Swap Agreements

                      FORTIS CAPITAL CORP., as Counterparty

                     NIB CAPITAL BANK N.V., as Counterparty

                                       and

                   HBOS TREASURY SERVICES PLC, as Counterparty

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

                                TABLE OF CONTENTS

                                                                                                                      PAGE
ARTICLE I DEFINITIONS...........................................................................................        1
         Section 1.01.         Definitions......................................................................        1

ARTICLE II AGREEMENT TO GUARANTEE...............................................................................        1
         Section 2.01.         Obligations Guaranteed...........................................................        1
         Section 2.02.         Subsidiary Guarantee Obligations of Subsidiary Guarantors Unconditional..........        2
         Section 2.03.         Waiver of Notice; Expenses.......................................................        5
         Section 2.04.         Other Security...................................................................        5
         Section 2.05.         No Set-off by the Subsidiary Guarantors..........................................        5
         Section 2.06.         Joint and Several Obligation.....................................................        5
         Section 2.07.         Limitation on Liability..........................................................        7
         Section 2.08.         Release of Subsidiary Guarantor..................................................        7

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SUBSIDIARY GUARANTORS.........................................        7
         Section 3.01.         Company Status...................................................................        7
         Section 3.02.         Company Power and Authority......................................................        8
         Section 3.03.         No Violation.....................................................................        8
         Section 3.04.         Governmental Approvals...........................................................        8
         Section 3.05.         Litigation.......................................................................        8
         Section 3.06.         No Default.......................................................................        9
         Section 3.07.         Tax Returns and Payments.........................................................        9
         Section 3.08.         Compliance with ERISA............................................................        9
         Section 3.09.         Compliance with Statutes, etc....................................................       11
         Section 3.10.         Investment Company Act...........................................................       11
         Section 3.11.         Environmental Matters............................................................       11
         Section 3.12.         Labor Relations..................................................................       11
         Section 3.13.         Patents, Licenses, Franchises and Formulas.......................................       12
         Section 3.14.         Security Interests...............................................................       12
         Section 3.15.         Indebtedness.....................................................................       12
         Section 3.16.         Citizenship......................................................................       12
         Section 3.17.         Insurance........................................................................       12
         Section 3.18.         Concerning the Vessels...........................................................       13
         Section 3.19.         Vessel Classification............................................................       13

ARTICLE IV AFFIRMATIVE COVENANTS OF THE SUBSIDIARY GUARANTORS...................................................       13
         Section 4.01.         Existence........................................................................       13
         Section 4.02.         Payment of Debts.................................................................       13
         Section 4.03.         Accounts and Records.............................................................       13
         Section 4.04.         Payment of Taxes and Claims......................................................       13
         Section 4.05.         Financing Statements.............................................................       14
         Section 4.06.         Compliance with Law..............................................................       14

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                      PAGE
         Section 4.07.         Access to Books and Records......................................................       14
         Section 4.08.         Notifications....................................................................       14
         Section 4.09.         Certificate of No Default........................................................       14
         Section 4.10.         Payment of Costs and Expenses....................................................       15
         Section 4.11.         Guarantee Collateral Free of Liens...............................................       15
         Section 4.12.         Notification of Litigation and Adverse Business Development......................       15
         Section 4.13.         Performance of Obligations.......................................................       15
         Section 4.14.         Reimbursement for Expenses.......................................................       15
         Section 4.15.         Appraisals.......................................................................       15
         Section 4.16.         Environmental Matters............................................................       16
         Section 4.17.         Vessel Operations and Management.................................................       16
         Section 4.18.         Remittance of Insurance Proceeds.................................................       17

ARTICLE V NEGATIVE COVENANTS OF THE SUBSIDIARY GUARANTORS.......................................................       17
         Section 5.01.         Liens............................................................................       17
         Section 5.02.         Asset Sales......................................................................       17
         Section 5.03.         Assignment of Insurances.........................................................       18
         Section 5.04.         Sale of Notes or Accounts Receivable.............................................       18
         Section 5.05.         Sale and Leaseback...............................................................       18
         Section 5.06.         Restricted Payments..............................................................       18
         Section 5.07.         Investments......................................................................       18
         Section 5.08.         Change in Business...............................................................       19
         Section 5.09.         Transactions with Affiliates.....................................................       19
         Section 5.10.         Changes in Offices or Names......................................................       19
         Section 5.11.         Changes in Fiscal Year...........................................................       19
         Section 5.12.         Consolidation, Merger and Sale of Assets.........................................       19

ARTICLE VI EVENTS OF DEFAULT; REMEDIES; APPLICATION OF PROCEEDS.................................................       20
         Section 6.01.         Events of Default................................................................       20
         Section 6.02.         Waiver of Default................................................................       22
         Section 6.03.         Remedies.........................................................................       22
         Section 6.04.         Rights of Set-Off................................................................       23
         Section 6.05.         Rights and Remedies Cumulative...................................................       23
         Section 6.06.         Specific Remedies................................................................       23
         Section 6.07.         Restoration of Rights and Remedies...............................................       24
         Section 6.08.         Cure of Defaults.................................................................       24

ARTICLE VII RELATIONSHIP AMONG THE COUNTERPARTIES...............................................................       25
         Section 7.01.         Appointment and Authorization....................................................       25
         Section 7.02.         Delegation of Duties.............................................................       25
         Section 7.03.         Liability of Agent...............................................................       25
         Section 7.04.         Reliance by the Agent............................................................       25
         Section 7.05.         Notice of Default................................................................       26
         Section 7.06.         Credit Decision..................................................................       26
         Section 7.07.         Indemnification..................................................................       27

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                      PAGE
         Section 7.08.         Agent in Individual Capacity.....................................................       27
         Section 7.09.         Successor Agent..................................................................       27
         Section 7.10.         Collateral Matters...............................................................       28

ARTICLE VIII MISCELLANEOUS......................................................................................       28
         Section 8.01.         Notices..........................................................................       28
         Section 8.02.         Survival of Agreement............................................................       29
         Section 8.03.         Governing Law....................................................................       29
         Section 8.04.         Modification of Agreement........................................................       29
         Section 8.05.         Costs and Expenses...............................................................       30
         Section 8.06.         Waivers..........................................................................       30
         Section 8.07.         Indemnification..................................................................       30
         Section 8.08.         Separability of Provisions.......................................................       31
         Section 8.09.         Counterparts.....................................................................       31
         Section 8.10.         Entire Agreement.................................................................       32
         Section 8.11.         Headings.........................................................................       32
         Section 8.12.         Successors and Assigns...........................................................       32
         Section 8.13.         Gender and Number................................................................       32
         Section 8.14.         Exhibits.........................................................................       32
         Section 8.15.         Notification of Addresses, Lending Offices, Etc..................................       32
         Section 8.16.         No Third Parties Benefited.......................................................       32
         Section 8.17.         Equitable Relief.................................................................       32
         Section 8.18.         Notice of Claims; Claims Bar.....................................................       32
         Section 8.19.         Waiver of Punitive Damages.......................................................       33
         Section 8.20.         Consent to Jurisdiction..........................................................       33
         Section 8.21.         Waiver of Jury Trial.............................................................       33
         Section 8.22.         Conditions Precedent.............................................................       33
         Section 8.23.         Borrower.........................................................................       34
         Section 8.24.         Condition Subsequent.............................................................       34

EXHIBIT A   Form of Mortgage
EXHIBIT B   Form of Certificate Pursuant to Section 4.11(b)

      SUBSIDIARY GUARANTEE AGREEMENT (this "Guarantee Agreement") dated as of March __, 2004, among Seabulk International, Inc. (the "Borrower"), from each Subsidiary Guarantor (each a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"), Fortis Capital Corp. ("Fortis") as Agent for the Counterparties to the Swap Agreements (the "Agent for the Counterparties"), Fortis (a "Counterparty"), NIB Capital Bank N.V. (a "Counterparty") and HBOS Treasury Services plc (a "Counterparty" and collectively with Fortis and NIB, the "Counterparties").

                              PRELIMINARY STATEMENT

      Pursuant to the terms of the Swap Agreements, each of the Counterparties agreed to provide the Borrower with an interest rate swap to enable the Borrower to manage its interest rate exposure. As a condition to providing such Swap Agreements and any other Swap Agreements from time to time outstanding, each of the Counterparties has requested that the Subsidiary Guarantors, jointly and severally, guarantee the Obligations of the Borrower under the Swap Agreements by entering into this Guarantee Agreement and securing the Subsidiary Guarantors' obligations hereunder by granting to the Agent, on behalf of the Counterparties, a lien in, to and under the Guarantee Collateral (as defined herein). In order to induce the Counterparties to make the Swap Agreements to the Borrower, the Subsidiary Guarantors have agreed to guarantee the Borrower's Obligations under the Swap Agreements by entering into this Guarantee Agreement and by granting to the Agent, on behalf of the Counterparties, a lien in, to and under the Guarantee Collateral.

      NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            Section 1.01. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A.

                                   ARTICLE II
                             AGREEMENT TO GUARANTEE

            Section 2.01. Obligations Guaranteed.

                  (a) The Subsidiary Guarantors, jointly and severally, hereby unconditionally guarantee to each of the Agent and the Counterparties (i) the full and prompt payment of an amount equal to each and all of the payments and other sums when and as the same shall become due, required to be paid by the Borrower under each of the Swap Agreements and (ii) the full and prompt performance and observance by the Borrower of the obligations, covenants and agreements required to be performed and observed by the Borrower under each of the Swap Agreements (items (i) and (ii), the "Subsidiary Guarantee Obligations"). The Subsidiary Guarantors hereby irrevocably and unconditionally agree that upon any default by the Borrower in the payment, when due, of any amounts (including amounts in respect of fees and indemnification owing to the Agent or the Counterparties) due under the Swap Agreements, the Subsidiary Guarantors will promptly pay the same within ten (10) days after receipt of written demand therefor from the Agent or any Counterparty. The Subsidiary Guarantors further hereby irrevocably and unconditionally agree that upon any default by the Borrower in any of its obligations, covenants and agreements required to be performed and observed by the Borrower under the Swap Agreements, the Subsidiary Guarantors will effect the observance of such obligations, covenants and agreements within ten (10) days after receipt of written demand therefor from the Agent or any Counterparties.

                  (b) All payments by the Subsidiary Guarantors shall be paid in the lawful currency of the United States of America. Each and every default (i) in the payment of any sum required to be paid by the Borrower under the terms of the Swap Agreements or (ii) in the prompt performance and observance by the Borrower of all of the obligations, covenants and agreements required to be performed and observed by the Borrower under the terms of the Swap Agreements, shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

                  (c) The Subsidiary Guarantors further agree that the Subsidiary Guarantee Obligations constitute an absolute, unconditional, present and continuing guarantee of performance and payment and not of collection, and waive any right to require that any resort be had by the Agent and the Counterparties to (i) any security held by or for the benefit of the Agent and the Counterparties for payment of the amounts due under the Swap Agreements, this Guarantee Agreement or the other Transaction Documents, (ii) the Agent's and Counterparties' right against any other Person, or (iii) any other right or remedy available to the Agent and the Counterparties by contract, applicable law or otherwise. The Subsidiary Guarantee Obligations are direct, unconditional and completely independent of the obligations of any other Person or entity, and a separate cause of action or separate causes of action may be brought and prosecuted against the Subsidiary Guarantors without the necessity of any other party or previous proceeding with or exhausting any other remedy against any other Person who might have become liable for the indebtedness or of realizing upon any security held by or for the benefit of the Agent and the Counterparties.

                  (d) The Subsidiary Guarantors shall pay to the Agent and the Counterparties all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Agent and the Counterparties upon the occurrence of an Event of Default under any or all of the Transaction Agreements.

            Section 2.02. Subsidiary Guarantee Obligations of Subsidiary Guarantors Unconditional. The Subsidiary Guarantee Obligations shall be absolute and unconditional and shall remain in full force and effect until all sums payable by the Borrower and the Subsidiary Guarantors under the Swap Agreements, this Guarantee Agreement and the other Transaction Documents have been paid in full (including, without limitation, Section 2.01 hereof), and, to the extent permitted by law, such Subsidiary Guarantee Obligations shall not be affected, modified, released or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Subsidiary Guarantors:

            (a) the invalidity, irregularity, illegality, frustration or unenforceability of, or any defect in, (i) the Transaction Documents or
      (ii) any Guarantee Collateral security given in connection therewith;

            (b) any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Swap Agreements or any other obligation of the Borrower or any other obligor or to vary any terms of payment;

            (c) any claim of immunity on behalf of the Borrower or any other obligor or with respect to any property of the Borrower or any other obligor;

            (d) the waiver, compromise, settlement, release, extension, change, modification or termination of any or all of the obligations, covenants or agreements of (i) the Borrower under the Swap Agreements (except by payment in full of all its Obligations under the Swap Agreements) or (ii) the Subsidiary Guarantors with respect to the Subsidiary Guarantee Obligations (except by payment in full of all the Subsidiary Guarantee Obligations hereunder);

            (e) the failure to give notice to the Subsidiary Guarantors of the occurrence of a Default or an Event of Default hereunder or under the Transaction Documents;

            (f) the transfer, assignment, sublease or mortgaging, or the purported or attempted transfer, assignment, sublease or mortgaging, of all or any part of the interest of the Borrower in any of its properties, or any failure of or defect in the title with respect to the Borrower's interest in any of its properties;

            (g) the release, sale, exchange, surrender or other change in any Guarantee Collateral security for payment of the Borrower's Obligations;

            (h) the extension of the time for payment of any amounts payable on the Swap Agreements or any part thereof or of the time for performance of any other obligations, covenants or agreements under or arising out of the Transaction Documents or the extension or the renewal of any thereof;

            (i) the modification or amendment (whether material or otherwise) of any Subsidiary Guarantee Obligation, covenant or agreement set forth in the Transaction Documents;

            (j) the taking of, or the omission to take, any of the actions referred to in this Guarantee Agreement or the Transaction Documents;

            (k) any failure, omission, delay, or lack on the part of the Agent or the Counterparties or any other Person to enforce, assert or exercise any right, power or remedy conferred on the Agent and the Counterparties or such other Person in this Guarantee Agreement or in any other Transaction Document;

            (l) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement or composition with creditors or readjustment of, or other similar proceedings affecting the Subsidiary Guarantors or any of their assets, or any allegation or contest of the validity of this Guarantee Agreement or any other Transaction Document, or the disaffirmance or attempted disaffirmance of this Guarantee Agreement or any other Transaction Document, in any such proceedings;

            (m) any event or action that would, in the absence of this Section, result in the release or discharge of the Subsidiary Guarantors from the performance or observance of any Subsidiary Guarantee Obligation, covenant or agreement contained in this Guarantee Agreement, other than the performance thereof;

            (n) the default or failure of any Subsidiary Guarantor to fully perform any of its Subsidiary Guarantee Obligations;

            (o) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor;

            (p) the actual or purported assignment of any of the Subsidiary Guarantee Obligations;

            (q) the receipt and acceptance by the Agent or the Counterparties of notes, checks or other instruments for the payment of money made by the Subsidiary Guarantors and any extensions and renewals thereof (other than the payment in full of the entire amount due under the Swap Agreements and all other sums payable by the Borrower and the Subsidiary Guarantors under this Guarantee Agreement and the Swap Agreements);

            (r) to the extent permitted by law, the release or discharge of the Subsidiary Guarantors from the performance or observance of any guaranteed obligation, covenant or agreement contained herein by operation of law;

            (s) any release or impairment of the Guarantee Collateral pledged under this Guarantee Agreement or the Transaction Documents;

            (t) the release, substitution or replacement in accordance with the terms of the Transaction Documents of any property subject thereto or any redelivery, repossession, surrender or destruction of any such property, in whole or in part;

            (u) any limitation on the liability or obligations of the Borrower under the Swap Agreements or any other Transaction Document or any termination, cancellation, frustration, invalidity or unenforceability, in whole or in part, of the Swap Agreements or any other Transaction Document, or any term thereof;

            (v) the merger or consolidation or any sale, lease or transfer of any or all of the assets of the Borrower or any Subsidiary Guarantor to any Person; or

            (w) any other occurrence whatsoever, whether similar or dissimilar to the foregoing.

            Section 2.03. Waiver of Notice; Expenses. The Subsidiary Guarantors each hereby expressly waive notice from the Agent and the Counterparties of its acceptance and reliance on the Subsidiary Guarantor's Guarantee or of any action taken or omitted in reliance hereon. The Subsidiary Guarantors further expressly waive diligence, presentment, demand for payment, protest, any requirement that any right or power be exhausted or any action be taken against the Borrower or against any other obligor under any of the Transaction Documents or against the Guarantee Collateral or any other collateral security for the Obligations. The Subsidiary Guarantors jointly and severally agree to pay all costs, fees, commissions and expenses (including, without limitation, all court costs and reasonable attorneys' fees) which may be incurred by the Agent or the Counterparties in enforcing or attempting to enforce the Subsidiary Guarantee Obligations following any default on the part of any or all of the Subsidiary Guarantors hereunder, whether the same shall be enforced by suit or otherwise.

            Section 2.04. Other Security. The Agent and Counterparties may pursue their rights and remedies against the Subsidiary Guarantors notwithstanding (a) any other Guarantee of or security for the Subsidiary Guarantee Obligations and (b) any action taken or omitted to be taken by the Agent, the Counterparties or any other Person to enforce any of the rights or remedies under such other guarantee or with respect to any other security.

            Section 2.05. No Set-off by the Subsidiary Guarantors. No set-off, abatement, recoupment, counterclaim, reduction or diminution of an obligation, or any defense of any kind or nature (other than performance by the Subsidiary Guarantors of the Subsidiary Guarantee Obligations hereunder) which the Subsidiary Guarantors have or may have with respect to a claim hereunder, shall be available hereunder to the Subsidiary Guarantors against the Agent or the Counterparties.

            Section 2.06. Joint and Several Obligation. Each of the Subsidiary Guarantors hereby agrees that it is jointly and severally liable for each of the Subsidiary Guarantee Obligations. Each of the Subsidiary Guarantors accepts joint and several liability for all Subsidiary Guarantee Obligations hereunder in consideration of the financial accommodation to be provided by the Counterparties to the Borrower under the Swap Agreements, and in turn, the Borrower to the Subsidiary Guarantors, for the mutual benefit, directly and indirectly, of each of the Subsidiary Guarantors and in consideration of the undertakings by each of the Subsidiary Guarantors to accept joint and several liability for each of their Subsidiary Guarantee Obligations.

      Each of the Subsidiary Guarantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Subsidiary Guarantors with respect to the payment and performance of all of the Subsidiary Guarantee Obligations, it being the intention of the parties hereto that all the Subsidiary Guarantee Obligations shall be the joint and several obligations of each of the Subsidiary Guarantors without preferences or distinction among them.

      If and to the extent that any Subsidiary Guarantor shall fail to make any payment with respect to any of the Subsidiary Guarantee Obligations as and when due or to perform any of the Subsidiary Guarantee Obligations in accordance with the terms thereof, then in each such event, the other Subsidiary Guarantors will make such payment with respect to, or perform, such Subsidiary Guarantee Obligations.

      The obligations of each Subsidiary Guarantor under the provisions of this
Section 2.06 constitute full recourse obligations of such Subsidiary Guarantor, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Guarantee Agreement or any other Transaction Document against another Subsidiary Guarantor or any other circumstances whatsoever that under applicable law might constitute a defense to the joint and several Subsidiary Guarantee Obligations of such other Subsidiary Guarantor.

      Except as otherwise expressly provided herein, each Subsidiary Guarantor hereby waives notice of acceptance of its joint and several liability, notice of any and all Subsidiary Guarantee Obligations incurred hereunder or under any other Transaction Document, notice of the occurrence of any Default or Event of Default, or of any demand for any payment hereunder or any other Transaction Document, notice of any action at any time taken or omitted by the Agent or any Counterparty under or in respect of any of the Subsidiary Guarantee Obligations, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with the Subsidiary Guarantee Obligations, this Guarantee Agreement or any other Transaction Document. Each Subsidiary Guarantor hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Subsidiary Guarantee Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agent or any Counterparty at any time or times in respect of any default by any Subsidiary Guarantor in the performance or satisfaction of any term, covenant, condition or provision hereunder or under this Guarantee Agreement or any other Transaction Document, any and all other indulgences whatsoever by the Agent or any Counterparty in respect of any of the Subsidiary Guarantee Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Subsidiary Guarantee Obligations or the addition, substitution or release, in whole or in part, of any Subsidiary Guarantor. Without limiting the generality of the foregoing, each Subsidiary Guarantor assents to any other action or delay in acting or failure to act on the part of the Agent or any Counterparty, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this
Section 2.06, afford grounds for terminating, discharging or relieving such Subsidiary Guarantor, in whole or in part, from any of its obligations under this Section 2.06, it being the intention of each Subsidiary Guarantor that, so long as any of the Subsidiary Guarantee Obligations remain unsatisfied, the obligations of such Subsidiary Guarantor shall not be discharged except by performance and then only to the extent of such performance. The Subsidiary Guarantee Obligations of each Subsidiary Guarantor shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to the Borrower or the other Subsidiary Guarantors or any Counterparty. The joint and several liability of the Subsidiary Guarantors hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of the Borrower, any Subsidiary Guarantor or any Counterparty.

      The provisions of this Section 2.06 are made for the benefit of the Agent and each Counterparty and their successors and assigns, and may be enforced by such party from time to time against any of the Subsidiary Guarantors as often as occasion therefore may arise and without requirement on the part of the Agent or any Counterparty first to marshal any of its claims or to exercise any of its rights against any Subsidiary Guarantor or to exhaust any remedies available to it against any Subsidiary Guarantor or to resort to any other source or means of obtaining payment of any of the Subsidiary Guarantee Obligations or to elect any other remedy. The provisions of this Section 2.06 shall remain in effect until all the Subsidiary Guarantee Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Subsidiary Guarantee Obligations, is rescinded or must otherwise be restored or returned by the Agent or any Counterparty upon the insolvency, bankruptcy or reorganization of either of the Subsidiary Guarantors, or otherwise, the provisions of this Section 2.06 will forthwith be reinstated in effect, as though such payment had not been made.

            Section 2.07. Limitation on Liability. Any term or provision of this Guarantee Agreement or any other Transaction Document to the contrary notwithstanding, the maximum, aggregate amount of the Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Guarantee Agreement or any other Transaction Document, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

            Section 2.08. Release of Subsidiary Guarantor. So long as no Default or Event of Default has occurred and is continuing, upon the sale or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor or the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor in compliance with the terms of this Guarantee Agreement, such Subsidiary Guarantor shall be deemed released from all obligations under this Article II without any further action required on the part of the Agent or any Counterparty. At the request and sole cost and expense of such Subsidiary Guarantor, the Agent shall execute and deliver an appropriate instrument evidencing such release.

                                   ARTICLE III
           REPRESENTATIONS AND WARRANTIES OF THE SUBSIDIARY GUARANTORS

      In order to induce the Agent and the Counterparties to enter into this Guarantee Agreement and to induce the Counterparties to make the Swap Agreements available, each Subsidiary Guarantor hereby represents and warrants as of the date hereof to the Agent and the Counterparties (which representations and warranties shall survive the execution and delivery of this Guarantee Agreement and the Transaction Documents) that:

            Section 3.01. Company Status. Each Subsidiary Guarantor (i) is duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the organizational power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications, except where the failure to be so qualified is not reasonably expected to result in a Material Adverse Change.

            Section 3.02. Company Power and Authority. Each Subsidiary Guarantor has the requisite power and authority to execute, deliver and perform the terms and provisions of each of the Transaction Documents to which it is party and has taken all necessary action to authorize the execution, delivery and performance by it of each of such Transaction Documents. Each Subsidiary Guarantor has duly executed and delivered each of the Transaction Documents to which it is party, and each of such Transaction Documents constitutes the legal, valid and binding obligation of such Subsidiary Guarantor enforceable in accordance with its terms, except to the extent that such enforceability may be limited by any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights and by general principles of equity.

            Section 3.03. No Violation. Neither the execution, delivery or performance by any Subsidiary Guarantor of the Transaction Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, other than any such contravention that could not reasonably be expected to result in a Material Adverse Change, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the material properties or assets of the Subsidiary Guarantors pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which any Subsidiary Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject, or
(iii) will violate any provision of the Certificate of Incorporation or other documents of any Subsidiary Guarantor.

            Section 3.04. Governmental Approvals. Except (a) as otherwise disclosed in writing to the Counterparties on or prior to the date hereof, (b) for filings and recordings in connection with the Security Documents (which filings shall be made on or before the date hereof with respect to the Guarantee Collateral delivered as of the Date hereof) and (c) as have been obtained and are in effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the consummation and performance by any Subsidiary Guarantor of any Transaction Document to which it is a party or (ii) the legality, validity, binding effect or enforceability of any Transaction Document to which it is a party.

            Section 3.05. Litigation. Except as disclosed in Schedule 3.05 hereto, there is no action, suit, proceeding or investigation pending or, to the best knowledge of each Subsidiary Guarantor, threatened, before any court or administrative agency that might: (i) adversely affect its ability to perform its obligations under this Guarantee Agreement or any other Transaction Document to which it is a party, (ii) reasonably be expected to result in any judgment or liability which would result in a Material Adverse Change or (iii) adversely affect the enforceability of this Guarantee Agreement or any Transaction Document.

            Section 3.06. No Default. No Subsidiary Guarantor is in default (in any respect that could reasonably be expected to result in a Material Adverse Change) under any agreement by which it is bound, or is in default in respect of any financial commitment or obligation.

            Section 3.07. Tax Returns and Payments. Each Subsidiary Guarantor has filed or caused to be filed, with the appropriate taxing authority, all federal, state, provincial and other returns, statements, forms and reports for Taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Subsidiary Guarantors except where the failure to so file or cause to be filed could not reasonably be expected to result in a Material Adverse Change. The Subsidiary Guarantors have paid all Taxes payable by them other than (a) Taxes which are not delinquent, (b) Taxes contested in good faith for which adequate reserves have been established in accordance with GAAP and (c) foreign Taxes as to which the failure to pay such foreign Taxes could not reasonably be expected to result in a Material Adverse Change.

            Section 3.08. Compliance with ERISA.

                  (a) Except, in each case, as could not reasonably be expected to result in a Material Adverse Change or except as disclosed on Schedule
      3.08 hereto, (i) each Plan (and each related trust, insurance contract or fund) is in compliance in all material respects with its terms and with all applicable laws, including without limitation ERISA and the Code; (ii) each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it is qualified and meets the requirements of Sections 401(a) and 501(a) of the Code and nothing has occurred since the date of such determination letter that could adversely affect the qualification of such Plan; (iii) the most recent annual report (Form 5500 Series) with respect to each Plan, including Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service, is complete and correct and fairly presents the funding status of each such Plan, and since the date of such report there has been no Material Adverse Change in such funding status; (iv) no Reportable Event has occurred or is reasonably likely to occur; (v) no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; (vi) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of a funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; (vii) all contributions required to be made with respect to a Plan have been or will be timely made; (viii) none of the Subsidiary Guarantors nor any ERISA Affiliate have committed any violation or incurred any liability (including any indirect, contingent or secondary liability) pursuant to
      Section 406, 409, 502(i), 502(l), 515 or Title IV of ERISA (other than the payment of premiums, none of which are overdue) or Section 401(a)(29), 4971 or 4975 of the Code or reasonably expects to incur any such liability under any of the foregoing sections; (ix) no condition exists which presents a risk to any of the Subsidiary Guarantors or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; (x) no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; (xi) none of the Subsidiary Guarantors nor any ERISA Affiliate have incurred any liability under the Worker Adjustment and Retraining Notification Act (29 U.S.C. Sections 201-2109) (which remains unpaid);
      (xii) no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; (xiii) the Subsidiary Guarantors have not received notice that indicates the existence of potential withdrawal liability under a Multiemployer Plan (as defined In Section 4001(a)(3) of ERISA); (xiv) each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of any Subsidiary Guarantor or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; (xv) no lien or security interest encumbrance on the assets of any Subsidiary Guarantor or any ERISA Affiliate that is imposed under the Code or ERISA or is likely to arise in connection with any Plan; (xvi) the Subsidiary Guarantors do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan; (xvii) no Plan has an Unfunded Current Liability in excess of $1,000,000; (xviii) the accumulated post retirement benefit obligation (as determined in accordance with Financial Accounting Standard 106) of any Subsidiary Guarantor and any ERISA Affiliate, to the extent it could subject any Subsidiary Guarantor to liability, shall not as of the end of the fiscal year preceding the Date hereof exceed $1,000,000, and there is no other post-termination benefit obligation for which any Subsidiary Guarantor could reasonably be expected to incur liability or be obligated in excess of $1,000,000, and the Subsidiary Guarantor shall not take any action not required by applicable law that could reasonably be expected to cause such obligation to increase above $1,000,000; and (xix) using actuarial assumptions and computation methods consistent with Part 1 of Subtitle E of Title IV of ERISA, the aggregate liabilities of the subsidiary Guarantors and their ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of such Plan ended prior to the date of this Guarantee Agreement, would not exceed $100,000.

                  (b) Except, in each case, as could not reasonably be expected to result in a Material Adverse Change, (i) each Foreign Pension Plan has been maintained in compliance in all material respects with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities; (ii) all contributions required to be made with respect to a Foreign Pension Plan have been timely made; (iii) none the Subsidiary Guarantors have incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan; and (iv) the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of any Subsidiary Guarantor's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

            Section 3.09. Compliance with Statutes, etc. The Subsidiary Guarantors are in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its businesses and the ownership of its property, except such noncompliance as could not (in the event such noncompliance were asserted by any Person through appropriate action), individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

            Section 3.10. Investment Company Act. None of the Subsidiary Guarantors are an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            Section 3.11. Environmental Matters.

                  (a) To the actual knowledge of each Responsible Officer of each Subsidiary Guarantor who executes any Transaction Document on behalf of any Subsidiary Guarantor and without independent investigation: (i) except as disclosed in Schedule 3.11(a), the Subsidiary Guarantors have complied with, and on the date this Guarantee Agreement will be in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws, (ii) there are no pending or threatened Environmental Claims against any of the Subsidiary Guarantors or any Real Property owned or operated by the Subsidiary Guarantors in excess of $150,000, (iii) there are no facts, circumstances, conditions or occurrences with respect to the business or operations of the Subsidiary Guarantors or any Real Property at any time owned or operated by any Subsidiary Guarantor that could reasonably be expected to form the basis of an Environmental Claim against any Subsidiary Guarantor any such Real Property in excess of $150,000, or to cause any such currently owned Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by any Subsidiary Guarantor under any applicable Environmental Law.

                  (b) To the actual knowledge of each Responsible Officer of each Subsidiary Guarantor who executes any Transaction Document on behalf of any Subsidiary Guarantor and without independent investigation: (i) except as disclosed in Schedule 3.11(b), Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by any Subsidiary Guarantor where such generation, use, treatment or storage has violated or could reasonably be expected to violate any Environmental Law in such a manner so as to cause this representation to be untrue; or (ii) Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by the any Subsidiary Guarantor where such Release has violated or could reasonably be expected to violate any applicable Environmental Law in such a manner so as to cause this representation to be untrue.

            Section 3.12. Labor Relations. (a) Except as could not reasonably be expected to result in a Material Adverse Change, none of the Subsidiary Guarantors are engaged in any unfair labor practice; (b) except (in each case) as could not reasonably be expected to result in a Material Adverse Change, there is (i) no unfair labor practice complaint pending against any Subsidiary Guarantor, or, to the knowledge of any Subsidiary Guarantor, threatened against any of them, before the National Labor Relations Board, and no material grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against any Subsidiary Guarantor or threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against any Subsidiary Guarantor or threatened against them and (iii) no union representation proceeding pending with respect to the employees of any Subsidiary Guarantor; and (c) except (in each case) as could not reasonably be expected to result in a Material Adverse Change, hours worked by and payments made to any employee of any Subsidiary Guarantor or any ERISA Affiliate have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters.

            Section 3.13. Patents, Licenses, Franchises and Formulas. Each of the Subsidiary Guarantors owns or is licensed to use all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all material leases and other rights of whatever nature, reasonably necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain or so own which, as the case may be, has had, or could reasonably be expected to result in, a Material Adverse Change.

            Section 3.14. Security Interests. On and after the date hereof, each of the Security Documents creates (or after the execution and delivery thereof, will create), as security for the Subsidiary Guarantor Obligations purported to be secured thereby, a valid and enforceable security interest in and Lien on all of the Guarantee Collateral subject thereto, which shall be perfected upon the taking of possession thereof or completion of filings with respect thereto, in each case as required by this Guarantee Agreement or the other Transaction Documents, superior to and prior to the rights of all third Persons and subject to no other Liens (except for Permitted Encumbrances with respect to the Vessels and Customary Permitted Liens with respect to other assets). No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made substantially contemporaneously with the execution and delivery thereof.

            Section 3.15. Indebtedness. Schedule 3.15 sets forth a true and complete list of all (i) Indebtedness for borrowed money of the Subsidiary Guarantors outstanding as of the Date hereof and (ii) agreements existing on the Date hereof pursuant to which the Subsidiary Guarantors are entitled to incur Indebtedness, in each case showing the aggregate principal amount thereof and the name of the borrower and any other entity which directly or indirectly guaranteed such debt.

            Section 3.16. Citizenship. Each Subsidiary Guarantor which owns or operates one or more Vessels is qualified to own and operate such Vessels under the laws of the Approved Jurisdiction.

            Section 3.17. Insurance. Each Subsidiary Guarantor has insured its properties and assets against such risks and in such amounts as are customary for companies engaged in similar businesses.

            Section 3.18. Concerning the Vessels. The name, official number, registered owner, and jurisdiction of registration of each Vessel is set forth on Schedule 3.18 hereto. Except as set forth on Schedule 3.18 (which includes a list of vessels designated as laid-up), each Vessel is operated in material compliance with all applicable maritime rules and regulations, including, without limitation, with respect to each Vessel operated in the coastwise trade of the United States of America, the Shipping Act of 1916, as amended and in effect, and the regulations promulgated thereunder. Each Vessel not designated as laid-up on Schedule 3.18 is maintained and operated in material compliance with all applicable Environmental Laws.

            Section 3.19. Vessel Classification. Except (a) as permitted by the laws and/or regulations of the relevant flag state or (b) with respect to a Vessel that has been laid-up in accordance with Section 4.17 of this Guarantee, each Vessel is classified in the highest classification and rating for vessels of the same age and type with the respective classification society set forth in
Schedule 3.18, without any conditions or recommendations affecting class other than those for which the time prescribed for curing the condition or recommendation has not passed.

                                   ARTICLE IV
               AFFIRMATIVE COVENANTS OF THE SUBSIDIARY GUARANTORS

      Each Subsidiary Guarantor covenants and agrees that, so long as this Guarantee Agreement shall remain in effect or any of the Subsidiary Guarantee Obligations shall be outstanding, it shall:

            Section 4.01. Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises and comply with all laws applicable to it and at all times be qualified to do business in the jurisdictions where failure to qualify could reasonable be expected to result in a Material Adverse Change.

            Section 4.02. Payment of Debts. Pay its debts, liabilities and obligations when due, except (a) any such debts, liabilities and obligations that are being contested in good faith by appropriate proceedings, (b) any single debt, liability or obligation, which does not exceed $2,5000,000 and (c) any debts, liabilities and obligations, which in the aggregate do not exceed $5,000,000.

            Section 4.03. Accounts and Records. Keep and maintain full and accurate accounts and records in accordance with GAAP consistently applied.

            Section 4.04. Payment of Taxes and Claims. Prepare and timely file all federal and provincial tax returns required to be filed by it and pay and discharge all taxes, assessments and other governmental charges or levies imposed upon it or in respect of any of its property and assets before the same shall become in default, as well as all lawful claims (including, without limitation, claims for labor, materials and supplies) which, if unpaid, might become a lien or charge upon its property and assets or any part thereof, except
(a) in each case, for any such Taxes as are being contested in good faith by appropriate proceedings or (b) with respect to foreign Taxes, the failure of which to pay or discharge could not reasonably be expected to result in a Material Adverse Change.

            Section 4.05. Financing Statements. Execute financing statements or other documents deemed necessary or desirable by the Agent to perfect, maintain or preserve any security interest granted herein and pursuant to the Transaction Documents and pay the filing costs pursuant to law. Without limiting the generality of the foregoing, each Subsidiary Guarantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or desirable, or that the Agent may reasonably request, to protect and preserve the Liens granted or purported to be granted hereby and by the other Transaction Documents. Each of the Subsidiary Guarantors hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Guarantee Collateral without the signature of such Subsidiary Guarantor, where permitted by law.

            Section 4.06. Compliance with Law. Comply in all material respects with all applicable federal and provincial laws, ordinances, rules, orders and regulations now in force or hereafter enacted, including, without limitation all laws and regulations relating to environmental laws and employee benefit plans, failure to comply with which could reasonably be expected to result in a Material Adverse Change.

            Section 4.07. Access to Books and Records. Permit the Agent and each Counterparty, and their respective duly authorized agents and officers, during normal business hours and upon reasonable notice to (a) examine the books and records of the Subsidiary Guarantors and to make copies and extracts therefrom, and (b) discuss the affairs, finances and accounts of the Subsidiary Guarantors, and be advised as to the same by, the officers of the Subsidiary Guarantors as shall be relevant to the performance or observance of the terms, covenants or conditions of this Guarantee Agreement or the financial condition of the Subsidiary Guarantors.

            Section 4.08. Notifications. Give prompt written notice to the Agent of (a) any Default of which any Subsidiary Guarantor has actual knowledge or an Event of Default specifying the same and the steps being taken to remedy the same, (b) any litigation or governmental proceeding pending or, to the best knowledge of any Subsidiary Guarantor, threatened against such Subsidiary Guarantor which could reasonably be expected to result in a Material Adverse Change, (c) the withdrawal of any Vessel's rating by its classification society or the issuance by such classification society of any material recommendation or notation affecting class and (d) any other event or condition which could reasonably be expected to result in a Material Adverse Change.

            Section 4.09. Certificate of No Default. Deliver to the Agent (a) within 120 days after the close of each fiscal year, a certificate of an Executive Officer either stating that such individual is not aware of any condition, event or act which constitutes an Event of Default or Potential Event of Default or, if any such condition, event or act exists, specifying the same and the steps being taken to remedy the same and (b) within 45 days after the close of each fiscal quarter, (i) a certificate of an Executive Officer either stating that such individual is not aware of any condition, event or act which constitutes an Event of Default or, if any such condition, event or act exists, specifying the same and the steps being taken to remedy the same and (ii) a certificate substantially in the form of Exhibit B. In addition, upon twenty
(20) days' prior request by the Agent, an Executive Officer shall execute, acknowledge and deliver to the Agent a certificate stating that to such individual's knowledge no Event of Default or Potential Event of Default exists hereunder or under any other Transaction Documents to which any Subsidiary Guarantor is a party, or specifying each such default or breach of which such individual has knowledge and the steps being taken to remedy the same.

            Section 4.10. Payment of Costs and Expenses. To the extent not paid by the Borrower, to pay promptly the costs and expenses of the Agent, including, without limitation, the fees of its counsel, reasonably incurred from time to time in connection with the transactions contemplated by the Transaction Documents.

            Section 4.11. Guarantee Collateral Free of Liens. Keep all of the Guarantee Collateral free of all liens, encumbrances, attachments, levies, distraints, other judicial process and burdens of every nature except for Permitted Encumbrances with respect to the Vessels and Customary Permitted Liens with respect to other assets.

            Section 4.12. Notification of Litigation and Adverse Business Development. Give prompt written notice to the Agent of any action, proceeding or investigation pending or threatened against any of the Subsidiary Guarantors before any court or governmental instrumentality or other administrative agency which involves the reasonable possibility of any judgment or liability which would result in a Material Adverse Change.

            Section 4.13. Performance of Obligations. Not take, or fail to take, any action, or fail to use commercially reasonable efforts to prevent any action to be taken by others, which would release any Person from any of such Person's covenants or obligations under any agreement or instrument included in the Security Documents, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such agreement or instrument in a manner materially adverse to the Agent or the Counterparties.

            Section 4.14. Reimbursement for Expenses. The Subsidiary Guarantors each hereby agree, on a joint and several basis, to reimburse the Agent promptly, with interest at the rate of 8% per annum, for any and all expenditures which the Agent may from time to time make in providing protection in respect of insurance, discharge or purchase of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorneys' fees, necessary translation fees for documents made in a language other than English and other matters, in each case in respect of which the Subsidiary Guarantors has defaulted in its obligation hereunder to provide. Such obligation of the Subsidiary Guarantors to reimburse the Agent shall be an additional indebtedness due from the Subsidiary Guarantors, secured by the Guarantee Collateral, and shall be payable by the Subsidiary Guarantors on demand. The Agent, though privileged to do so, shall be under no obligation to the Subsidiary Guarantors to make any such expenditures, nor shall the making thereof relieve the Subsidiary Guarantors of any default in that respect.

            Section 4.15. Appraisals. Upon the request of the Agent and at the Subsidiary Guarantor's expense, furnish the Agent with appraisals from an Appraiser for each of the Vessels; provided, however, such request shall not be made more than once in any twelve-month period.

            Section 4.16. Environmental Matters. Promptly, and in any event within five (5) Business Days after an officer of the Borrower or any of its Subsidiaries obtains actual knowledge thereof, give written notice to the Agent of any pending or threatened in writing Environmental Claim against any of the Subsidiaries, unless, in each case, such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to result in a Material Adverse Change.

      All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower or such Subsidiary's response thereto. In addition, upon the request of the Agent, the Borrower will provide the Counterparties with copies of all material communications with any Governmental Authority relating to Environmental Laws, all material communications with any Person (other than their attorneys) relating to any Environmental Claim of which notice is required to be given pursuant to this Section 4.16, and such detailed reports of any such Environmental Claim as may reasonably be requested by the Agent on behalf of the Counterparties.

            Section 4.17. Vessel Operations and Management. (a) Procure that each of the Vessels not laid-up in accordance with Section 4.17(c) hereof, shall at all times be (i) managed by the technical and commercial managers managing the Vessels as of the Date hereof, or by Seabulk Tankers, Inc., or by a technical and commercial manager that was a Subsidiary Guarantor as of the date hereof, or such other managers acceptable to the Requisite Counterparties in accordance with vessel management agreements acceptable to the Requisite Counterparties, (ii) flagged under the laws of an Approved Jurisdiction and
(iii) classed in the highest classification and rating for vessels of the same age and type without any outstanding conditions or recommendations affecting class (other than those for which the time prescribed for curing the condition or recommendation has not passed) with Lloyds Registry of Shipping, Det norske Veritas, Bureau Veritas, American Bureau of Shipping or such other classification society classing the Vessels as of the Date hereof or with such other classification society acceptable to the Agent; provided, however, if a Vessel is reflagged under the laws of an Approved Jurisdiction, it shall be a condition to such reflagging that the Subsidiary Guarantors deliver to the Agent
(A) evidence (including an opinion of counsel) that such Vessel has been registered in the name of the related Subsidiary Guarantor under the laws of such jurisdiction; (B) evidence (including an opinion of counsel) that the related Mortgage has been properly recorded under the laws of such jurisdiction and constitutes a priority mortgage subject only to Permitted Encumbrances; (C) evidence that all necessary governmental or regulatory approvals, licenses and authorities which are necessary to the operation of the Vessel have been obtained; (D) evidence that insurances in compliance with the requirements of the Mortgage have been obtained; and (E) such other items as the Agent may reasonably require.

                  (a) Except with respect to any Vessel that has been laid-up in accordance with Section 4.17(c) hereof, comply in all material respects or to procure that the operator of each of the Vessels will comply in all material respects within the requisite applicable time limits for vessels of the same type, size, age and flag of the Vessels with the International Management Code for the Safe Operation of Ships and for Pollution Prevention (as the same may be amended from time to time, the "ISM Code") adopted by the International Maritime Organization or any replacement of the ISM Code and in particular, without prejudice to the generality of the foregoing, as and when required to do so by the ISM Code and at all times thereafter, (i) to hold or to procure that the operator of each of the Vessels holds, a valid Document of Compliance (being a document issued to a vessel operator as evidence of its compliance with the requirements of the ISM Code) duly issued to the Subsidiary Guarantor or the operator (as the case may be) pursuant to the ISM Code and a valid Safety Management Certificate (being a document issued to a vessel as evidence that the vessel operator and its shipboard management operate in accordance with an approved structured and documented system enabling the personnel of that vessel operator to implement effectively the safety and environmental protection policy of that vessel operator) duly issued to each of the Vessels pursuant to the ISM Code, (ii) to provide the Agent with copies of any such Document of Compliance and Safety Management Certificate promptly following the issue thereof and after every renewal and (iii) to keep or to procure that there is kept, on board each of the Vessels a copy of any such Document of Compliance and the original of any such Safety Management Certificate.

                  (b) Ensure that the laying-up of any Vessel is commercially reasonable; that each laid-up Vessel is maintained in accordance with ordinary and reasonable commercial standards for laid-up vessels, and that the Agent is notified of each lay-up within thirty (30) days after the commencement thereof.

            Section 4.18. Remittance of Insurance Proceeds. Immediately upon the receipt of any and all insurance proceeds in respect of a Third Lien Vessel that are not used to repair or replace the relevant Third Lien Vessel in accordance with the provisions of the MARAD first mortgage, cause the applicable Subsidiary Guarantor to pay to the Agent, any insurance proceeds received by the Borrower or a Subsidiary Guarantor after payment of such insurance proceeds to MARAD, as first mortgagee thereon, to the extent of the outstanding amount of the indebtedness owing to MARAD with respect to such Third Lien Vessel. Such proceeds shall be used to repay the Swap Obligations outstanding at such time. Upon the discharge of the first mortgage in favor of the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator on any Third Lien Vessel owned by the Borrower, the Borrower shall deliver to the Agent an Assignment of Earnings and Insurances with respect to such Third Lien Vessels, together with such other documents as may be required to perfect the security interest of the Agent, on behalf of the Counterparties, in such Guarantee Collateral.

                                    ARTICLE V
                 NEGATIVE COVENANTS OF THE SUBSIDIARY GUARANTORS

      Each Subsidiary Guarantor covenants and agrees that, so long as this Guarantee Agreement shall remain in effect or any of the Subsidiary Guarantee Obligations shall be outstanding, it shall not, without the prior written consent of the Agent:

            Section 5.01. Liens. Create, assume, permit or suffer to exist any mortgage, pledge, encumbrance, security interest or other Lien securing an obligation on all or any part of the Guarantee Collateral, except Permitted Encumbrances with respect to the Vessels and Customary Permitted Liens with respect to the Guarantee Collateral other than the Vessels.

            Section 5.02. Asset Sales. Sell, lease, transfer, assign or otherwise dispose of any Vessel unless (a) after giving effect to such sale, lease, transfer, assignment or disposition, the Subsidiary Guarantor is in compliance with Section 6.17 of the Amended and Restated Credit

Agreement or (b) the Subsidiary Guarantor delivers to the Agent a Qualified Substitute Vessel and the documents described in Section 6.19 of the Amended and Restated Credit Agreement with respect thereto in order to remain in compliance with Section 6.17.

            Section 5.03. Assignment of Insurances. Grant an assignment or permit or suffer to exist any mortgage, pledge, encumbrance, security interest or other Lien on the Insurances relating to a Third Lien Vessel other than Liens in favor of MARAD.

            Section 5.04. Sale of Notes or Accounts Receivable. Sell, lease, transfer, assign or otherwise dispose of any notes, accounts receivable or other obligations owed to by any Person, except (a) for the purpose of collection in the ordinary course of its business and (b) to the extent that, both before and after giving effect to any such sale, lease, transfer, assignment or disposition (taking into account any prepayment to be made to the Counterparties under this Guarantee Agreement from the net proceeds of any such sale, lease, transfer, assignment or disposition), no Default or Event of Default would exist hereunder.

            Section 5.05. Sale and Leaseback. Enter into any arrangements, directly or indirectly, with any Person whereby it shall sell or transfer any property, whether real or personal, and used and useful in its business, whether now owned or hereafter acquired, if it, at the time of such sale or disposition, intends to lease or otherwise acquire the right to use or possess (except by purchase) such property or like property for a substantially similar purpose.

            Section 5.06. Restricted Payments. Declare or pay any dividend or make any distribution on its capital stock or purchase, redeem, acquire or otherwise retire any capital stock for value (in each case, a "Restricted Payment"); provided, however, that the Subsidiary Guarantor may make a Restricted Payment so long as, at the time of, and after giving effect to, the proposed Restricted Payment: (a) no Default or Event of Default shall have occurred and be continuing and (b) the aggregate amount expended for all Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by the Board of Directors) would not exceed fifty percent (50%) of the aggregate amount of the consolidated net income of the Borrower and its consolidated Subsidiaries excluding the Lightship Tanker Entities for the fiscal year ended immediately prior to the fiscal year in which such proposed Restricted Payment is to be made determined in accordance with GAAP.

            Section 5.07. Investments. Make any Investment unless at the time of, and after giving effect to, the making of any proposed Investment, no Default or Event of Default has occurred and is continuing or would occur as a consequence of the making of such Investment. Notwithstanding the foregoing sentence, the Subsidiary Guarantors may make the following Investments at any time: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof, and (b) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000.

            Section 5.08. Change in Business. Engage (directly or indirectly) in any business other than the business of the Subsidiary Guarantors as of the Date hereof and other businesses reasonably related thereto.

            Section 5.09. Transactions with Affiliates. Enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate, other than on terms and conditions substantially as favorable to such Person as would be obtainable by such Person at the time in a comparable arm's-length transaction with a Person other than an Affiliate. Notwithstanding the foregoing, the restrictions set forth in this
Section 5.09 shall not apply to (a) the payment of reasonable and customary fees to directors of the Subsidiary Guarantors who are not employees of the Subsidiary Guarantors, (b) any other transaction with any employee, officer or director of the Subsidiary Guarantors pursuant to employee benefit plans and compensation arrangements in amounts customary for corporations similarly situated to the Subsidiary Guarantors and entered into the ordinary course of business and approved by the Board of Directors of the Subsidiary Guarantors or any committee thereof or the Board of Directors of such Subsidiary Guarantors,
(c) transactions between or among the Subsidiary Guarantors and the Borrower and not involving any other Affiliate and (d) any Restricted Payment permitted by the Amended and Restated Credit Agreement.

            Section 5.10. Changes in Offices or Names. Change the location of the chief executive office of any Subsidiary Guarantor, the office of the chief place of business any such parties, the office of the Subsidiary Guarantor in which the records relating to the earnings or insurances of the Vessels are kept unless the Agent shall have received thirty (30) days prior written notice of such change.

            Section 5.11. Changes in Fiscal Year. Change its fiscal year.

            Section 5.12. Consolidation, Merger and Sale of Assets. Consolidate with, or merge with or into, any other Person or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or substantially all of its property or assets, unless each of the following conditions is satisfied:

            (a) The entity formed by such consolidation or into which such Subsidiary Guarantor is merged or the Person which acquires by conveyance or transfer substantially all of the assets of such Subsidiary Guarantor as an entirety shall expressly assume all of the obligations of such Subsidiary Guarantor under this Guarantee Agreement and the other Transaction Documents pursuant to a written supplement to this Guarantee Agreement executed in accordance with Article VIII.

            (b) Immediately prior to and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and the Agent shall have received a certificate from an Executive Officer to such effect.

            (c) The Agent shall have received an opinion of counsel regarding the merged or consolidated entity, the legality, validity and enforceability of this Guarantee Agreement and the other Transaction Documents, the title to the related Vessels and the priority of the Mortgages, as applicable.

            (d) Upon any consolidation or merger, or any conveyance or transfer of substantially all of the assets of such Subsidiary Guarantor as an entirety in accordance with this Section 5.12, the successor entity formed by such consolidation or into which such Subsidiary Guarantor is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Guarantee Agreement and the other Transaction Documents with the same effect as if such successor entity had been named as a Subsidiary Guarantor herein. No such conveyance or transfer of substantially all of the assets of such Subsidiary Guarantor as an entirety shall have the effect of releasing such Subsidiary Guarantor or any successor entity which shall theretofore have become such in the manner prescribed in this Section 5.12 from its liability hereunder. Nothing in this Section 5.12 shall restrict the Subsidiary Guarantors from chartering the Vessels so long as such charters are not bareboat charters for a period in excess of ten (10) years, except with respect to bareboat charters of the Third Lien Vessels so long as MARAD is the first mortgagee thereon, which shall not be subject to any such restriction.

                                   ARTICLE VI
              EVENTS OF DEFAULT; REMEDIES; APPLICATION OF PROCEEDS

            Section 6.01. Events of Default. Any one or more of the following events shall constitute an Event of Default:

            (a) if an Event of Default shall have occurred and be continuing under the Swap Agreements, and so long as the Revolving Loan Notes are outstanding, an Event of Default under the Amended and Restated Credit Agreement;

            (b) if any payment of any Swap Obligation or any other amounts due to the Agent or the Counterparties under this Guarantee Agreement or any other Transaction Document, whether at the stated maturity thereof or at any date fixed for payment by acceleration, by notice of prepayment or otherwise, shall not be made on the due date thereof and if such failure to pay shall remain unremedied for two (2) Business Days

            (c) if any Subsidiary Guarantor shall default in the performance or observance of any covenant contained in Sections 4.01 and 4.02 of the Assignment(s) of Earnings and Insurances, Sections 4.01 and 4.02 of the Assignment(s) of Insurances and Article I, Sections 4, 5(a)(ii), 7, 9, 10, 12(a), 13(b), 14 and 19 of the Mortgages and Deeds of Covenant;

            (d) if any Subsidiary Guarantor shall default in any material respect in the performance or observance of any covenant contained in
      Article IV of this Guarantee Agreement or any other covenant, agreement or condition (other than those specified in (a)-(d) above) contained in this Guarantee Agreement or any other Transaction Document and such default shall not be cured by the earlier of (i) twenty (20) days after an Executive Officer of such Subsidiary Guarantor had actual knowledge of such default and (ii) twenty (20) days after receipt by such Subsidiary Guarantor of notice thereof from the Agent;

            (e) if any representation or warranty made by a Subsidiary Guarantor herein or in any other Transaction Document shall prove to have been false, incorrect or misleading in any material respect on the date as of which made and uncured at the time discovered and shall not have been cured by the earlier of (i) 30 days after such discovery by an executive officer of a Credit Party and (ii) 30 days after receipt by a Subsidiary Guarantor of notice thereof from the Agent;

            (f) if a Subsidiary Guarantor shall (i) generally not be paying its debts as they come due, (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act, (iii) become insolvent or make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian or receiver of itself or of the whole or any substantial part of its property, (v) on a petition in bankruptcy filed against it, have an order for relief entered against it or (vi) file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law;

            (g) if a petition in bankruptcy shall be filed against a Subsidiary Guarantor or any of its subsidiaries and not dismissed within 60 days from the date of the filing;

            (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of an affected entity, a custodian or receiver of a Subsidiary Guarantor, or of the whole or any substantial part of its property, or approving a petition filed against such entity seeking reorganization or arrangement of such entity under applicable law, and such order, judgment or decree shall not be set aside or stayed within 60 days from the date of its entry;

            (i) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of a Subsidiary Guarantor or of the whole or any substantial part of such entity's property and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of custody or control;

            (j) if a final judgment, a fine or other order for the payment of money in excess of $2,000,000 or the equivalent thereof in another currency shall be rendered by a court or administrative agency against a Subsidiary Guarantor and such entity shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 30 days from the date of its entry and within the 30-day period, or any longer period during which execution of such judgment, fine or other order shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during the appeal;

            (k) if an Event of Default has occurred and is continuing under a Security Document or if any of the Transaction Documents shall for any reason other than the satisfaction in full of the Subsidiary Guarantee Obligations, cease to be, or be asserted by a Subsidiary Guarantor not to be, a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights or by general principles of equity;

            (l) if a Subsidiary Guarantor shall default (as principal or guarantor or other surety) in any payment on any obligation for money borrowed, beyond any period of grace provided with respect thereto, or if any other default under any agreement under which any such obligation is created or under any instrument securing or evidencing such obligation, shall have occurred, if the effect of such other default is to cause, or permit the holder of such obligation to cause, such obligation to become due prior to its stated maturity;

            (m) if a Subsidiary Guarantor ceases to be a direct or indirect wholly-owned subsidiary of the Borrower or one of their wholly-owned Affiliates without the prior written consent of the Requisite Counterparties which consent shall not be unreasonably withheld;

            (n) a Material Adverse Change described in clauses (a), (c) or (d) of the definition thereof shall have occurred with respect to a Subsidiary Guarantor that represents a reasonably foreseeable likelihood of the nonpayment of the Subsidiary Guarantee Obligations.

            Section 6.02. Waiver of Default. Any Event of Default may be waived only with the written consent of the Requisite Counterparties. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising therefrom.

            Section 6.03. Remedies. Upon the occurrence and continuance of any Event of Default, the Requisite Counterparties or the Agent, on behalf and for the ratable benefit of the Counterparties, may, at the option of Requisite Counterparties, without first proceeding against or exhausting any other remedies which such party may have and without resorting to any other security held by the Subsidiary Guarantors under the Transaction Documents, do any one or more of the following, all of which are hereby authorized by the Subsidiary
Guarantors:

            (a) Declare all or any of the Subsidiary Guarantee Obligations of the Subsidiary Guarantors under this Guarantee Agreement and any other instrument executed by the Subsidiary Guarantors pursuant to the Transaction Documents to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; provided, however, that if such Event of Default is under either Sections 6.01(e), (f), (g) or (h), then all of the Subsidiary Guarantee Obligations shall become immediately due and payable forthwith without the requirement of any notice or other action by the Counterparties or the Agent;

            (b) Exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article and any of the other Transaction Documents, to the extent permitted by applicable law; and

            (c) Bring suit at law or in equity, to recover judgment for the Subsidiary Guarantee Obligations hereby secured, and collect the same out of any and all of any or all of the Subsidiary Guarantors' property and the Guarantee Collateral.

            Section 6.04. Rights of Set-Off. Regardless of the adequacy of any Guarantee Collateral, during the continuance of an Event of Default, any deposits or other sums credited by or due from any Counterparty to the Borrower may be set-off against the Subsidiary Guarantor Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Subsidiary Guarantors to the Counterparties. Any Counterparty that exercises any such set-off right shall use reasonable diligence to notify the Subsidiary Guarantors of any such exercise, provided that the failure of such Counterparty to provide any such notice shall not affect the validity of such Counterparty's exercise of such set-off right.

            Section 6.05. Rights and Remedies Cumulative. The Counterparties' and the Agent's rights and remedies under this Guarantee Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in admiralty, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Agent or the Counterparties, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. The Counterparties and the Agent shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by any Counterparty or the Agent of one right or remedy shall be deemed an election. No delay or omission by any Counterparty or the Agent shall constitute a waiver, election or acquiescence by such party.

            Section 6.06. Specific Remedies. Upon the occurrence and during the continuance of an Event of Default:

            (a) At the request of the Agent, each Subsidiary Guarantor shall promptly execute and deliver such instruments and other documents as the Agent may deem necessary or advisable to enable the Agent to obtain possession of all or any part of the Guarantee Collateral to which possession the Counterparties shall at the time be entitled hereunder. If a Subsidiary Guarantor shall for any reason fail to execute and deliver such instruments and documents after such request by the Agent, the Agent may obtain a judgment conferring on the Agent the right to such possession on behalf of the Counterparties immediately and requiring such Subsidiary Guarantor to deliver such instruments and documents to the Agent, to the entry of which judgment such Subsidiary Guarantor hereby specifically consents.

            (b) The Agent, on behalf of the Counterparties, may proceed to enforce the rights of the Counterparties by directing payment to it of all monies payable under any agreement or undertaking constituting a part of the Guarantee Collateral, by proceedings in any court of competent jurisdiction for the appointment of a receiver or for the sale of all or any part of the Guarantee Collateral, possession to which the Counterparties shall at the time be entitled hereunder, or for foreclosure of such Guarantee Collateral, and by any other action, suit, remedy or proceeding authorized or permitted by this Guarantee Agreement or by law or by equity, and may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Counterparties asserted or upheld in any bankruptcy, receivership or other judicial proceedings.

            (c) The Agent shall be entitled to set-off against and withdraw all amounts constituting a part of the Collateral and to apply the same as follows:

            First: To the payment of all reasonable expenses and charges, including the expenses of any taking, operating, attorney's fees, court costs and other expenses or advances made or incurred by the Agent in connection with the ascertainment or protection of its rights and the pursuance of its remedies hereunder or under any of the other Transaction Documents (including, without limitation, the reasonable fees and disbursements of counsel);

            Second: To the payment of the Swap Obligations;

            Third: To the payment of all amounts due to the Agent and the Counterparties in respect of taxes, indemnities, fees, expenses, premiums, purchase of liens or otherwise under the provisions hereof or under any of the other Transaction Documents;

            Fourth: To the payment of the Guarantee Obligations, other than those referred to in First through Third above; and

            Fifth: To the payment of any surplus thereafter remaining to the Borrower or whomever may be lawfully entitled thereto.

            (d) Without limiting the foregoing, the Agent and the Counterparties, their respective assigns and legal representatives shall have all the remedies of a secured party under applicable law and such further remedies as from time to time may hereafter be provided pursuant to such law for a secured party.

            Section 6.07. Restoration of Rights and Remedies. In case the Agent or a Counterparty shall have proceeded to enforce any right, power or remedy under this Guarantee Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent or such Counterparty, then and in every such case the Subsidiary Guarantors, the Agent and the Counterparties shall be restored to their former positions and rights hereunder with respect to the Guarantee Collateral, and all rights, remedies and powers of the Agent and the Counterparties shall continue as if no such proceedings had been taken.

            Section 6.08. Cure of Defaults. Subject to the terms of this Guarantee Agreement, if at any time after an Event of Default, the Subsidiary Guarantors offer completely to cure all Events of Default and to pay all expenses, advances and damages to the Agent and the Counterparties consequent on such Events of Default, with interest with respect to such Subsidiary Guarantor's obligations as provided herein, then the Agent may, but shall not be required to, accept such offer and payment and restore the Subsidiary Guarantors to its former position, but such action, if taken, shall not affect any subsequent Event of Default or impair any rights consequent thereon.

                                   ARTICLE VII
                      RELATIONSHIP AMONG THE COUNTERPARTIES

            Section 7.01. Appointment and Authorization. Each Counterparty hereby irrevocably appoints, designates and authorizes Fortis as the Agent under this Guarantee Agreement and under each of the other Transaction Documents and irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Guarantee Agreement and each other Transaction Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Guarantee Agreement or any other Transaction Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Guarantee Agreement or in any other Transaction Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Counterparty, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Guarantee Agreement or any other Transaction Document or otherwise exist against the Agent.

            Section 7.02. Delegation of Duties. The Agent may execute any of its duties under this Guarantee Agreement or any other Transaction Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the gross negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care or for any action it takes on the advice of counsel.

            Section 7.03. Liability of Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Guarantee Agreement or any other Transaction Document (except for its own gross negligence or willful misconduct), (b) be liable as a consequence of any failure or delay in performance by, or any breach by, any other Counterparty or any other Person, of its obligations under this Guarantee Agreement or any other Transaction Document or (c) be responsible in any manner to any Counterparty for any recital, statement, representation or warranty made by a Transaction Party, or any officer thereof, contained in this Guarantee Agreement or in any other Transaction Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Guarantee Agreement or any other Transaction Document, or for the value of any Guarantee Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Guarantee Agreement or any other Transaction Document, or for any failure of a Transaction Party or any other party to this Guarantee Agreement or any other Transaction Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Counterparty to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Guarantee Agreement or any other Transaction Document, or to inspect the properties, books or records of any Transaction Party.

            Section 7.04. Reliance by the Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon (i) any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and (ii) any advice or statements of legal counsel (including counsel to the Subsidiary Guarantors), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Guarantee Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Requisite Counterparties as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Counterparties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Guarantee Agreement or any other Transaction Document in accordance with a request or consent of the Requisite Counterparties and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Counterparties.

            (b) For purposes of determining compliance with the conditions precedent specified in Section 8.22, each Counterparty that has executed this Guarantee Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by the Agent to such Counterparty for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Counterparty.

            Section 7.05. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Counterparty or a Subsidiary Guarantor referring to this Guarantee Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Counterparties. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Requisite Counterparties in accordance with this Guarantee Agreement; provided, however, that unless and until the Agent shall have received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best commercial interest of the Counterparties.

            Section 7.06. Credit Decision. Each Counterparty expressly acknowledges that none of the Agent-Related Persons has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of a Transaction Party, shall be deemed to constitute any representation or warranty by the Agent to any Counterparty. Each Counterparty represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Transaction Parties, and all applicable Counterparty regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Guarantee Agreement and extend credit to the Borrower under and pursuant to this Swap Agreements. Each Counterparty also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Guarantee Agreement and the other Transaction Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Subsidiary Guarantors. Except for notices, reports and other documents expressly herein required to be furnished to the Counterparties by the Agent, the Agent shall not have any duty or responsibility to provide any Counterparty with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Subsidiary Guarantors, which may come into the possession of any of the Agent-Related Persons.

            Section 7.07. Indemnification. Whether or not the transactions contemplated hereby shall be consummated, the Counterparties shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Subsidiary Guarantors and without limiting the obligation of the Subsidiary Guarantors to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Swap Agreements and the termination or resignation of the related Agent) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Guarantee Agreement, the Transaction Documents or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, that no Counterparty shall be liable for the payment to the Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent-Related Person's gross negligence or willful misconduct. Without limiting the foregoing, each Counterparty shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including reasonable attorney fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under this Guarantee Agreement, any other Transaction Document, or any document contemplated by or referred to herein to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Subsidiary Guarantors. The obligation of the Counterparties in this Section 7.07 shall survive the payment of the Subsidiary Guarantee Obligations.

            Section 7.08. Agent in Individual Capacity. Fortis and its affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with the Subsidiary Guarantors and any of its affiliates as though Fortis were not the Agent hereunder and without notice to or consent of the Counterparties. Fortis shall have the same rights and powers under this Guarantee Agreement as any other Counterparty and may exercise the same as though it were not the Agent, and the terms "Counterparty" and "Counterparties" shall include Fortis in its individual capacity.

            Section 7.09. Successor Agent. The Agent may resign as Agent upon thirty (30) days' notice to the Counterparties. If the Agent shall resign as Agent under this Guarantee Agreement, the Requisite Counterparties shall appoint from among the Counterparties a successor agent for the Counterparties. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Counterparties and the Subsidiary Guarantors, a successor agent from among the Counterparties.

Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Guarantee Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty
(30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Counterparties shall perform all of the duties of the Agent hereunder until such time, if any, as the Requisite Counterparties appoint a successor agent as provided for above. Any successor Agent appointed under this Section 7.09 shall be reasonably acceptable to the Subsidiary Guarantors.

            Section 7.10. Collateral Matters. (a) The Agent is authorized on behalf of all the Counterparties, without the necessity of any notice to or further consent from the Counterparties, from time to time to take any action with respect to the Guarantee Collateral which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Guarantee Collateral granted pursuant thereto.

            (b) The Counterparties irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Guarantee Collateral (i) upon payment in full of all of Subsidiary Guarantee Obligations then payable under this Guarantee Agreement and under any other Transaction Document; (ii) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; (iii) if approved, authorized or ratified in writing by all of the Counterparties or (iv) upon any sale, transfer, assignment or other disposition of any Guarantee Collateral, to the extent that the same is expressly permitted by the terms of this Guarantee Agreement and the other Transaction Documents. Upon request by the Agent at any time, the Counterparties will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 7.10(b).

                                  ARTICLE VIII
                                  MISCELLANEOUS

            Section 8.01. Notices. (a) All notices, requests, approvals and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by a Subsidiary Guarantor by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof or, as directed to a Subsidiary Guarantor or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to each other party, at such other address as shall be designated by such party in a written notice to a Subsidiary Guarantor and the Agent.

            (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next day) delivery, or transmitted by facsimile machine, respectively, or if delivered, upon delivery, except that notices pursuant to Article VIII shall not be effective until actually received by the Agent.

            (c) Each Subsidiary Guarantor acknowledges and agrees that any agreement of the Agent and the Counterparties to receive certain notices by telephone and facsimile is solely for the convenience and at the request of such Subsidiary Guarantor. The Agent and the Counterparties shall be entitled to rely on the authority of any Person purporting to be a Person authorized by such Subsidiary Guarantor to give such notice and the Agent and the Counterparties shall not have any liability to the Subsidiary Guarantors or other Person on account of any action taken or not taken by the Agent or the Counterparties in reliance upon such telephonic or facsimile notice. The obligation of Subsidiary Guarantors to pay the Subsidiary Guarantee Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Counterparties to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Counterparties of a confirmation which is at variance with the terms understood by the Agent and the Counterparties to be contained in the telephonic or facsimile notice.

            Section 8.02. Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making and delivery of this Guarantee Agreement to the Agent and the Counterparties, and shall continue in full force and effect so long as the Subsidiary Guarantee Obligations remain outstanding.

            Section 8.03. Governing Law. This Guarantee Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

            Section 8.04. Modification of Agreement. No amendment, modification or waiver of any provision of this Guarantee Agreement or any other Transaction Document, and no consent with respect to any departure by a Subsidiary Guarantor therefrom, shall be effective unless the same shall be in writing and signed by the Requisite Counterparties and acknowledged by the Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by each Counterparty affected thereby and acknowledged by the Agent, do any of the following:

            (a) postpone or delay any date fixed for the payment of any Subsidiary Guarantee Obligations;

            (b) amend this Section 7.04; or

            (c) release all or any part of the Guarantee Collateral or release any Subsidiary Guarantor from its liabilities as a joint and several obligor for the other Subsidiary Guarantors' Subsidiary Guarantee Obligations as described in Section 2.06, hereof;

and, provided further that no amendment, modification, waiver or consent shall, unless in writing and signed by the Agent in addition to the Requisite Counterparties or all the Counterparties, as the case may be, affect the rights or duties of the Agent under this Guarantee Agreement or any other Transaction Document.

            Section 8.05. Costs and Expenses. Each Subsidiary Guarantor agrees whether or not the transactions contemplated hereby shall be consummated, to:

            (a) pay or reimburse the Agent within five (5) Business Days after demand for all costs and expenses incurred by the Agent in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Guarantee Agreement, any other Transaction Document and any other documents prepared in connection herewith (including any commitment letter and related documents preceding this Guarantee Agreement) or therewith, and the consummation of the transactions contemplated hereby and thereby, including the attorney costs incurred by the Agent with respect hereto and thereto;

            (b) pay or reimburse the Agent and each Counterparty within five (5) Business Days after demand for all costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any insolvency proceedings or appellate proceeding) under this Guarantee Agreement, any other Transaction Document, and any such other documents, including attorney costs incurred by the Agent and any Counterparty; and

            (c) pay or reimburse the Agent within five (5) Business Days after demand for all reasonable audit, environmental inspection and review, search and filing, registration and recording costs, fees and expenses, incurred or sustained in connection with the matters referred to under
      Section 7.05(a) and Section 7.05(b).

            Section 8.06. Waivers Section 1.01 . No waiver of any of the provisions of this Guarantee Agreement (a) shall be valid unless evidenced by a writing executed by each party to be bound thereby, (b) shall be deemed or shall constitute a waiver of any other provision of this Guarantee Agreement or any other provisions hereof (whether or not similar), or (c) shall constitute a continuing waiver unless otherwise expressly provided. No delay on the part of the Agent or any Counterparty in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right or remedy preclude other or further exercise thereof or the exercise of any other right or remedy. No notice to or demand on a Subsidiary Guarantor in any case shall entitle it to any other or further notice or demand in the same or similar circumstances.

            Section 8.07. Indemnification. To the fullest extent permitted by law, the Subsidiary Guarantors agree, jointly and severally, to protect, indemnify, defend and hold harmless the Agent, each Counterparty and each of their respective directors, officers, employees and agents and any Person who controls any of them within the meaning of the federal, provincial, state and foreign securities laws (each an "Indemnitee") from and against any liabilities, losses, obligations, damages, penalties, expenses or costs of any kind or nature and from any suits, judgments, claims or demands (including in respect of or for attorney costs and other reasonable fees and other disbursements of counsel for and consultants of any Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) based on any federal, provincial, state, local or foreign law or other statutory regulation, including securities, environmental and commercial law or other statutory regulation, which arises under common law or at equitable cause or on contract or otherwise on account of or in connection with any matter or thing or any action or failure to act by the Indemnitees, or any of them, arising out of or relating to the Transaction Documents or any agreement or instrument contemplated by the Transaction Documents, but excluding those arising (x) by reason of gross negligence or willful misconduct of the Agent or any Indemnitee, or (y) in respect of Taxes (as to which indemnification shall be applicable only as and to the extent set forth in the Swap Agreements). Upon receiving knowledge of any suit, claim or demand asserted by any Person that an Indemnitee believes is covered by this indemnity, such Indemnitee shall give the Subsidiary Guarantors notice thereof and an opportunity to defend it, at the Subsidiary Guarantors' sole cost and expense, with legal counsel reasonably satisfactory to such Indemnitee. Such Indemnitee may also require the Subsidiary Guarantors to defend the matter. The obligations of the Subsidiary Guarantors under this
Section 8.07 shall survive the payment and performance of the Subsidiary Guarantee Obligations and the termination of this Guaranty. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section
8.07 may be unenforceable because it violates any law or public policy, each of the Subsidiary Guarantors shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of its obligations set forth in this Section 8.07.

            Section 8.08. Separability of Provisions. (a) If any provision of this Guarantee Agreement or any Mortgage or other Transaction Document should be deemed invalid or shall be deemed to affect adversely the preferred status of any Mortgage under any applicable law, such provision shall be void and of no effect and shall cease to be a part of this Guarantee Agreement and such Mortgage or other Transaction Document without affecting the remaining provisions, which shall remain in full force and effect.

            (a) In the event that this Guarantee Agreement, any Transaction Document, any Mortgage or any of the documents or instruments which may from time to time be delivered hereunder or thereunder or any provision hereof or thereof shall be deemed invalidated by present or future law of any nation or by decision of any court, or if any third party shall fail or refuse to recognize any of the powers granted to the Agent hereunder when it is sought to exercise them, this shall not affect the validity and/or enforceability of all or any other parts of this Guarantee Agreement, any Transaction Document, any Mortgage or such documents or instruments and, in any such case, the Subsidiary Guarantors covenant and agree that, on demand, they will execute and deliver such other and further agreements and/or documents and/or instruments and do such things as the Agent in its sole discretion may deem to be necessary to carry out the true intent of this Guarantee Agreement and any Mortgage and of the obligations secured hereby.

            Section 8.09. Counterparts. This Guarantee Agreement and any amendment, waivers, consents or supplements hereto may be executed in two or more counterparts, any by different parties hereto in different counterparts, each of which when so executed shall constitute an original, but all of which, when taken together, shall constitute but one Guarantee Agreement.

            Section 8.10. Entire Agreement. This Guarantee Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

            Section 8.11. Headings. Section and paragraph headings and the table of contents are not to be considered part of this Guarantee Agreement, are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof. Sections and paragraphs mentioned by number only are the respective sections and paragraphs of this Guarantee Agreement. The use of the terms "herein", "hereunder", "hereof', and like terms shall be deemed to refer to this entire Agreement and not merely to the particular provision in which the term is contained, unless the context clearly indicates otherwise.

            Section 8.12. Successors and Assigns. All Persons shall be deemed to include the successors or assigns thereof. All of the terms and provisions of this Guarantee Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, legal representatives, heirs, successors and assigns; provided, however, that no Subsidiary Guarantor may assign its rights or obligations hereunder without the prior written consent of the Agent and each Counterparty.

            Section 8.13. Gender and Number. Words importing a particular gender mean and include every other gender and words importing the singular number mean and include the plural number and vice-versa.

            Section 8.14. Exhibits. Exhibits to this Guarantee Agreement are an integral part of this Guarantee Agreement.

            Section 8.15. Notification of Addresses, Lending Offices, Etc. Each Counterparty shall notify the Agent in writing of any changes in the address to which notices to the Counterparty should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

            Section 8.16. No Third Parties Benefited. This Guarantee Agreement is made and entered into for the sole protection and legal benefit of the Counterparties and the Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Guarantee Agreement.

            Section 8.17. Equitable Relief. Each Subsidiary Guarantor recognizes that, in the event it fails to perform, observe or discharge any of its obligations or liabilities under this Guarantee Agreement or any of the other Transaction Documents, any remedy at law may prove to be inadequate relief to the Counterparties or the Agent; therefore, each Subsidiary Guarantor agrees that the Counterparties or the Agent, if the Counterparties so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages

            Section 8.18. Notice of Claims; Claims Bar. EACH SUBSIDIARY GUARANTOR HEREBY AGREES THAT IT SHALL GIVE PROMPT NOTICE OF ANY

CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST ANY COUNTERPARTY OR THE AGENT, WHICH SUCH CLAIM IS BASED IN LAW OR EQUITY OR ADMIRALTY, ARISING UNDER OR RELATED TO THIS GUARANTEE AGREEMENT, ANY OF THE TRANSACTION DOCUMENTS OR SUBSIDIARY GUARANTOR OBLIGATIONS (OR THE GUARANTEE COLLATERAL THEREFOR) CONTEMPLATED HEREBY OR THEREBY OR ANY ACT OR OMISSION TO ACT BY ANY COUNTERPARTY OR THE AGENT WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO THE AGENT WITH REGARD TO ANY SUCH CLAIM OR CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AGENCY.

            Section 8.19. Waiver of Punitive Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS GUARANTEE AGREEMENT, EACH PARTY HERETO HEREBY AGREES THAT IT SHALL NOT SEEK FROM ANY OTHER PARTY HERETO, UNDER ANY THEORY OF LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORY IN TORTS, ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

            Section 8.20. Consent to Jurisdiction. (a) Any legal suit, action or proceeding against a Credit Party arising out of or relating to this Guarantee Agreement or any other Transaction Document, or any transaction contemplated hereby or thereby, may be instituted in any federal or state court of competent jurisdiction in The City of New York, State of New York, and each Credit Party hereby irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. Each Credit Party hereby waives, to the fullest extent permitted by applicable law, any defense which it may now or hereafter have based upon lack of personal jurisdiction or venue or forum non conveniens. Each Credit Party hereby irrevocably appoints and designates Corporate Creations Network, Inc., having an address at 277 Broadway, Suite 510, New York, New York 10007, as its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting service of legal process and each Credit Party agrees that service of process upon such party shall constitute personal service of such process such Credit Party. Each Credit Party shall maintain the designation and appointment of such authorized agent until all Obligations shall have been paid in full. If such agent shall cease to so act, the Credit Parties shall immediately designate and appoint another such agent satisfactory to the Agent and shall promptly deliver to the Agent evidence in writing of such other agent's acceptance of such appointment.

            Section 8.21. Waiver of Jury Trial. EACH SUBSIDIARY GUARANTOR, THE AGENT AND EACH Counterparty HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTEE AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

            Section 8.22. Conditions Precedent. The obligation of the Counterparties to make the Swap Agreements with the Borrower shall be expressly subject to the following conditions precedent:

                  (a) The Agent shall have received the following documents in form and substance satisfactory to the Counterparties:

            (i) copies, certified as true and complete by an officer of the Borrower and each Subsidiary Guarantor, of the resolutions of the Borrower and such Subsidiary Guarantor evidencing approval of this Agreement, the Swap Agreements and the other Transaction Documents to which it is a party and authorizing an appropriate officer or officers or attorney-in-fact or attorneys-in-fact to execute the same on its behalf, or other evidence of such approvals and authorizations;

            (ii) copies, certified as true and complete by an officer of each Transaction Party, of all documents evidencing any other necessary action (including actions by such parties thereto other than the Transaction Parties as may be required by the Counterparties), approvals or consents with respect to the Transaction Documents;

            (iii) the Vessels are in the sole and absolute ownership of the relevant Subsidiary Guarantor and duly registered in such Subsidiary Guarantor's name under the flag of an Approved Jurisdiction, unencumbered, save and except for the Mortgage recorded against it and Permitted Encumbrances;

            (iv) The Borrower and each Subsidiary Guarantor shall have duly executed and delivered all of the Transaction Documents to which they are a party; together with Uniform Commercial Code Financing Statements for filing with the appropriate jurisdictions necessary to perfect the security interest of the Agent for the benefit of the Lenders in and to its Collateral;

            (v) such other documents as may be required to perfect the security interest of the Agent, on behalf of the Lenders, in the Collateral;

            (vi) The Agent shall have received payment in full of all fees and expenses due on or before the Effective Date to the Agents and the Counterparties;

            (vii) The Agent shall have received the favorable written opinions of counsel to the Borrower and the Subsidiary Guarantors addressed to each of the Counterparties, dated the Effective Date and in form and substance satisfactory to the Counterparties and their legal advisors; and

            (viii) The Agent shall have received any additional documents, affidavits or certificates of the Borrower, the Subsidiary Guarantors or any other Person as it may reasonably require.

            Section 8.23. Borrower. The Borrower agrees to be bound by the terms and conditions of Article III through VIII hereof, as if such terms and conditions were applicable to it as a Subsidiary Guarantor.

            Section 8.24. Condition Subsequent. The Borrower and the Subsidiary Guarantors agree to file the Mortgage relating to the Third Lien Vessels no later than May 11, 2004.

                  IN WITNESS WHEREOF, each the Subsidiary Guarantor has duly executed this Guarantee Agreement and the Agent and each of the Counterparties has caused this Guarantee Agreement to be duly executed and delivered on their behalf.

                                 FORTIS CAPITAL CORP. as Agent and Counterparty

                                 By: /s/ Carl Rasmussen
                                     -------------------------------------------

                                     Vice President
                                     Address: Three Stamford Plaza
                                              301 Tresser Boulevard
                                              Stamford, CT  06901-3229
                                     Phone: (203) 705-5787
                                     Fax: (203) 705-5896

                                 NIB CAPITAL BANK N.V., as Counterparty

                                 By: /s/ Signature Illegible
                                     -------------------------------------------

                                 By: /s/ Signature Illegible
                                     -------------------------------------------
                                     Address: Carnegieplain 4 2517 KJ The HAGUE
                                     Phone:   +31 70 3425291
                                     Fax:     +31 70 3425577

                                 HBOS TREASURY SERVICES PLC, as Counterparty

                                 By: /s/ Lorinda J. Long
                                     -------------------------------------------
                                     Head of Legal
                                     Address: 33 Old Broad Street
                                              London, EC2N 1HZ
                                              United Kingdom
                                     Phone: +44-207-574-8786
                                     Fax: +44-207-574-8133

                                 SEABULK INTERNATIONAL, INC.,
                                 the Borrower,

                                 By: /s/ Alan R. Twaits
                                     -------------------------------------------
                                     Address: 2200 Elller Dr.
                                              Fort Lauderdale, FL  33316
                                     Phone: (954) 524-4200
                                     Fax: (954) 524-1772

                                 SEABULK ARIES II, INC.
                                 SEABULK BETSY, INC.
                                 SEABULK CAROL, INC.
                                 SEABULK CORMORANT, INC.

                                 SEABULK DEFENDER, INC.
                                 SEABULK EMERALD, INC.
                                 SEABULK HORIZON, INC.
                                 SEABULK KESTREL, INC.
                                 SEABULK MERLIN, INC.
                                 SEABULK OSPREY, INC.
                                 SEABULK OFFSHORE, LTD.
                                 By its general partner Seabulk Tankers, Ltd
                                 By its general partner Seabulk Transport, Inc. SEABULK RAVEN, INC.
                                 SEABULK TOUCAN, INC.
                                 SEABULK TOWING, INC.
                                 SEABULK ALKATAR, INC.
                                 SEABULK SAPPHIRE, INC.
                                 SEABULK TOWING SERVICES, INC.
                                 OFFSHORE MARINE MANAGEMENT
                                 INTERNATIONAL, INC.,
                                 SEABULK TANKERS, LTD.,
                                 By its general partner Seabulk Transport, Inc., SEABULK OFFSHORE GLOBAL HOLDINGS, INC.
                                 SEABULK OFFSHORE HOLDINGS, INC.
                                 SEABULK OFFSHORE OPERATORS, INC.
                                 SEABULK MARINE INTERNATIONAL, INC.
                                 SEABULK TRANSPORT, INC.

                                 each a Subsidiary Guarantor

                                 By: /s/ Alan R. Twaits
                                     -------------------------------------------
                                     Address: 220 Eller Dr.
                                              Fort Lauderdale, FL 33316
                                     Phone: (954) 524-4200
                                     Fax: (954) 524-1772